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                                                                  EXHIBIT 10.8a

                                   AMENDMENT

                                                    Dated as of December 8, 1994

                 This AMENDMENT among The Geon Company, a Delaware corporation (the "BORROWER"), the banks, financial institutions and institutional lenders parties to the Credit Agreement referred to below (the "INSTITUTIONAL LENDERS"), and Citibank, N.A. ("CITIBANK"), as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders (as defined in the Credit Agreement), and NationsBank of North Carolina, N.A., as co-agent (the "CO-AGENT") thereunder

                 PRELIMINARY STATEMENTS:

                 (1) The Borrower, the Lenders, the Administrative Agent and the Co-Agent have entered into a Credit Agreement dated as of August 16, 1994 (the "CREDIT AGREEMENT"; the terms defined therein being used herein as therein defined unless otherwise defined herein).

                 (2) The Borrower and the lenders have agreed to amend the Credit Agreement as hereinafter set forth.

                 SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

                 (a) Section 2.05(b) is amended in full to read as follows:

                          MANDATORY. The Commitments shall be permanently
                 reduced ratably in an aggregate amount of $80,000,000 on the following dates in the aggregate amounts indicated:

                 Date                              Amount
                 ----                              ------
                 December 31, 1996                 $25,000,000
                 June 30, 1997                      55,000,000

                 PROVIDED that if the Borrower or any of its Subsidiaries issues any public debt before June 30, 1997, on the date of receipt of the proceeds of such debt issuance the Commitments of the lenders shall be reduced ratably by an

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                 amount equal to the lesser of (i) the net proceeds of such debt issuance and (ii) the aggregate amount of the remaining Commitment reductions set forth above. which Commitment reductions shall be credited toward the Commitment reductions set forth above in inverse order.

                 SECTION 2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective when, and only when, on or before December 15, 1994, the Administrative Agent shall have received (a) counterparts of this Amendment executed by the Borrower and all of the lenders or, as to any of the lenders, advice satisfactory to the Administrative Agent that such lenders have executed this Amendment and (b) a certificate signed by a duly authorized officer of the Borrower, in form and substance satisfactory to the Administrative Agent and dated the date of receipt thereof by the Administrative Agent, stating that:

                          (i) The representations and warranties contained in Section 3 hereof are correct on and as of the date of such certificate as though made on and as of such date, and

                          (ii) No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                 SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants as follows:

                 (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Amendment.

                 (b) The execution, delivery and performance by the Borrower of this Amendment and the Loan Documents, as amended hereby, to which it is or is to be a party are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) the Borrower's charter or by-laws, (ii) law or any contractual restriction binding on or affecting the Borrower.

                 (c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment or any of the Loan Documents, as amended hereby, to which it is or is to be a party.

                 (d) This Amendment and each of the other Loan Documents, as amended hereby, to which the Borrower is a party constitute, and each of the other Loan Documents to which the Borrower is to be a party when delivered hereunder will
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         constitute, legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

                 (e) To the best of the Borrower's knowledge. there is no pending or threatened action, Suit, investigation, litigation or proceeding, including, without limitation, any Environmental Action, affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect (other than the Disclosed Litigation as described on Schedule 3.01(b) of the Credit Agreement and as described on Schedule A hereto (collectively, the "Current Litigation")) or (ii) purports to affect the legality, validity or enforceability of this Amendment, the Credit Agreement as amended hereby or any Note or the consummation of the transactions contemplated hereby, and there has been no adverse change in the status, or financial effect on the Borrower or any of its Subsidiaries, of the Current Litigation from that described on
         Schedule 3.01(b) of the Credit Agreement and on Schedule A hereto.

                 SECTION 4. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

                 (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                 (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                 SECTION 5. COSTS AND EXPENSES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

                 SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each
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of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 7. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
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                                       5

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                               THE GEON COMPANY


                               By
                               -------------------------------------
                               Title: Asst. Treasurer


                               CITIBANK, N.A.,
                               as Administrative Agent


                               By
                               -------------------------------------
                               Title: Vice President


                               NATIONSBANK, OF NORTH
                               CAROLINA, N.A.,
                               as Co-Agent


                               By
                               -------------------------------------
                               Title: Vice President


                               CITIBANK, N.A.


                               By /
                               -------------------------------------
                               Title: Vice President


                               NATIONSBANK OF NORTH
                               CAROLINA, N.A.


                               By
                               -------------------------------------
                               Title: Vice President
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                                       6


                               BANK OF MONTREAL


                               By
                               -------------------------------------
                               Title: Director, U.S. Corporate Banking

                               THE BANK OF NEW YORK


                               By
                               -------------------------------------
                               Title: Vice President


                               CANADIAN IMPERIAL BANK OF
                               COMMERCE


                               By
                               -------------------------------------
                               Title: Agent


                               MORGAN GUARANTY TRUST
                               COMPANY OF NEW YORK


                               By
                               -------------------------------------
                               Title: Vice President


                               NBD BANK, N.A.


                               By
                               -------------------------------------
                               Title: Vice President


                               NATIONAL CITY BANK


                               By
                               -------------------------------------
                               Title: Vice President

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                                   SCHEDULE A
                       TO THE CREDIT AGREEMENT AMENDMENT

         Alsobrooks v. Geon                                 Contractor, chemical burns
         Stazk v. Conoco et al.                             Exposure to VCM. Wrongful death.
         Thompson, Gordon v. Conoco et al.                  Exposure to VCM.
         Martin, Christine v. BFGoodrich and Geon           Birth defects/fetal exposure.
         Coppola, Peter v. BFGoodrich et al.                Fell. Permanent injuries.
         Turner, Thomas et ux. v. BFG and Geon              Angiosarcoma. Wrongful death.
         Vassar, Winzy v. Air Products et al.               Class action. Conspiracy. Failure to warn.
         Attinoto v. Geon                                   FeIl. Injured.